Commitments And Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments And Contingencies
24.	COMMITMENTS AND CONTINGENCIES
Capital commitments
The Group’s capital commitments primarily relate to commitments on construction of office building. Total capital commitments contracted but not yet reflected in the consolidated financial statements amounted to RMB328 million and RMB296 million as of December 31, 2023 and 2024, respectively. All of these capital commitments will be fulfilled in the following years according to the construction progress.

Contingencies
Since July 7, 2021, the Group, together with certain of its current and former directors and officers and others, were named as defendants in certain putative shareholder class action lawsuits filed in the Eastern District of New York and the Supreme Court of the State of New York. FTA and other parties to the class action lawsuits executed a stipulation of settlement that resolves the class action lawsuits for US$10.25 million, which was recorded in accrued expenses and other current liabilities at the amount of RMB72,598 as of December 31, 2023. In April 2024, FTA paid the settlement amount in full. The final settlement approval was obtained on September 5, 2024. By agreeing to settle the lawsuits, FTA does not admit any allegations in the lawsuits or violation of any law or regulations.
The Company is subject to various legal proceedings and claims that have arisen in the ordinary course of business and that have not been fully resolved. The outcome of litigation is inherently uncertain. In the opinion of management, there was not at least a reasonable possibility the Company may have incurred a material loss, or a material loss greater than a recorded accrual, concerning loss contingencies for asserted legal and other claims.